UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

LM FUNDING AMERICA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37605	47-3844457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 West Platt Street Suite 100
Tampa, Florida		33606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 813 222-8996

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

On September 15, 2023, the Board of Directors of LM Funding America, Inc., a Delaware corporation (the “Company”), determined that the date of the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) would be Thursday, November 9, 2023. The record date for determining stockholders entitled to notice of, and to vote at, the 2023 Annual Meeting will be the close of business on September 15, 2023. The time and location of the 2023 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2023 Annual Meeting to be filed with the Securities and Exchange Commission (“SEC”).

The date of the 2023 Annual Meeting will be more than 30 days from the anniversary of the Company’s 2022 annual meeting of the stockholders. Accordingly, the Company has set a deadline of September 22, 2023 for the receipt of any stockholder proposals for inclusion in the proxy materials to be distributed in connection with the 2023 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which the Company believes to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2023 Annual Meeting. Any Exchange Act Rule 14a-8 proposal received after this date will be considered untimely. Stockholders should send any such proposal to the principal executive offices of the Company at 1200 W Platt Street, Suite 100, Tampa, FL 33606, Attention: Secretary, and any proposal must comply with all applicable requirements set forth in the rules and regulations of the SEC, including Exchange Act Rule 14a-8, in order to be eligible for inclusion in the Company’s proxy materials for the Annual Meeting.

Pursuant to the Company’s Restated Bylaws (the “Bylaws”), any stockholder seeking to raise a proposal outside the processes of Exchange Act Rule 14a-8 or make a nomination for consideration at the 2023 Annual Meeting, but not included in the proxy materials for the Annual Meeting, must comply with the requirements of the Bylaws, including delivering such proposals to the principal executive offices of the Company at 1200 W Platt Street, Suite 100, Tampa, FL 33606, Attention: Secretary, not later than close of business on October 2, 2023. Any proposal or nomination received after such date will be considered untimely and will not be considered at the 2023 Annual Meeting. Any stockholder proposal or director nomination must also comply with the rules and regulations promulgated by the SEC, and the Bylaws, as applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.

Date:	September 21, 2023	By:	/s/ Richard Russell
Richard Russell, Chief Financial Officer